December 14, 2004


U.S. Securities & Exchange
Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attn.:  Document Control

Re: American Depositary
Shares Evidenced by
American Depositary
Receipts each representing
One Ordinary Share of
InterContinental Hotels
Group PLC
(File No. 33-31832)
******
************
******

Gentlemen:

Pursuant to Rule 424(b)(3)
under the Securities Act of
1933, as amended, on behalf
of The Bank of New York, as
Depositary for securities
against which American
Depositary Receipts are to be
issued, we enclose a copy of
the new ADR certificate
reflecting the change in
nominal value to 112p per
Ordinary Share from the
existing 1 Pound per
Ordinary Share.


Pursuant to Section III B of the
General Instructions to the Form F-6
Registration Statement, the
Prospectus consists of the ADR
certificate for InterContinental
Hotels Group PLC.

Please contact me with any questions
or comments on 212 815- 2368.


/s/ James A. Kelly
James A. Kelly
Assistant Vice President


Encl.

cc:    Paul Dudek, Esq.
         (Office of International
Corporate Finance)